UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-09243
                                                    -------------

                            The Gabelli Utility Trust
              ------------------------------------------------------
               (Exact name of registrant as specified in charter)

                              One Corporate Center
                            Rye, New York 10580-1422
              ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
                     (Name and address of agent for service)

       registrant's telephone number, including area code: 1-800-422-3554
                                                           ---------------

                      Date of fiscal year end: December 31
                                              -------------

                   Date of reporting period: December 31, 2003
                                            -------------------



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is attached herewith.

                                                               [GRAPHIC OMITTED]
                                  GABELLI LOGO
                            THE GABELLI UTILITY TRUST

                                  Annual Report
                                December 31, 2003



TO OUR SHAREHOLDERS,

      The Sarbanes-Oxley Act requires a Fund's principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission on Form N-CSR. This certification would cover the portfolio manager's commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

      Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

      Enclosed are the audited financial statements and the investment portfolio as of December 31, 2003.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------
              AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2003 (A)
                                                                                                                 SINCE
                                                          QUARTER           1 YEAR             3 YEAR        INCEPTION (B)
                                                          -------           ------             ------        -------------
   Gabelli Utility Trust NAV Return (c) ................   7.31%            18.65%              3.02%            7.47%
   Gabelli Utility Trust Investment Return (d) .........  24.26%            16.49%             10.69%           12.77%

   S&P Utility Index ...................................   7.95%            26.26%            (14.97)%          (3.19)%
   Lipper Utility Fund Average .........................   9.72%            22.68%             (9.76)%          (2.92)%

  (a) Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. The S&P Utility Index is an unmanaged indicator of electric and gas utility stock performance, while the Lipper Average reflects the average performance of open-end mutual funds classified in this particular category. Dividends are considered reinvested. Performance for periods less than one year is not annualized.
  (b) From commencement of investment operations on July 9, 1999.
  (c) Total returns and average annual returns reflect changes in net asset value ("NAV"), reinvestment of distributions at net asset value on the ex-dividend date and adjustments for rights offerings, and are net of expenses. Since inception return based on initial net asset value of $7.50.
  (d) Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange, reinvestment of distributions and adjustments for rights offerings. Since inception return based on initial offering price of $7.50.
--------------------------------------------------------------------------------

                                 Sincerely yours,

                                 /s/ BRUCE N. ALPERT
                                 Bruce N. Alpert
                                 President

February 24, 2004
--------------------------------------------------------------------------------
  A description of the Trust's proxy voting policies and procedures is available
  (i) without charge, upon request, by calling 800-GABELLI (800-422-3554); (ii) by writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580; and
  (iii) on the Securities and Exchange Commission's website at www.sec.gov.
--------------------------------------------------------------------------------

                            THE GABELLI UTILITY TRUST
                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 2003

                                                                       MARKET
   SHARES                                             COST             VALUE
   ------                                             ----             ------
             COMMON STOCKS -- 57.5%
             AGRICULTURE -- 0.0%
        800  Cadiz Inc.+ .......................  $      3,000     $      4,080
                                                  ------------     ------------
             COMMUNICATIONS EQUIPMENT -- 0.1%
     65,000  Furukawa Electric Co. Ltd. ........       437,833          215,919
                                                  ------------     ------------
             ENERGY AND UTILITIES: ELECTRIC -- 16.2%
    240,000  AES Corp.+ ........................     1,191,314        2,265,600
     30,000  American Electric Power
               Company Inc. ....................       904,239          915,300
     20,000  Calpine Corp.+ ....................        52,600           96,200
     55,000  Cinergy Corp. .....................     1,727,502        2,134,550
     20,000  Cleco Corp. .......................       364,947          359,600
     80,000  DPL Inc. ..........................     1,547,470        1,670,400
     25,000  DTE Energy Co. ....................     1,021,956          985,000
    194,600  Duquesne Light Holdings Inc. ......     3,391,487        3,568,964
    100,000  Edison International+ .............     1,943,016        2,193,000
    160,000  El Paso Electric Co. ..............     2,095,085        2,136,000
     42,300  FPL Group Inc. ....................     2,466,478        2,767,266
     60,000  Great Plains Energy Inc. ..........     1,932,898        1,909,200
    170,000  Northeast Utilities ...............     3,354,148        3,428,900
     55,000  SCANA Corp. .......................     1,694,645        1,883,750
    115,000  TECO Energy Inc. ..................     1,797,116        1,657,150
     22,000  UIL Holdings Corp. ................       966,711          992,200
    231,000  Unisource Energy Corp. ............     5,430,445        5,696,460
                                                  ------------     ------------
                                                    31,882,057       34,659,540
                                                  ------------     ------------
             ENERGY AND UTILITIES: INTEGRATED -- 24.9%
    349,400  Allegheny Energy Inc.+ ............     3,621,770        4,458,344
     13,000  ALLETE Inc. .......................       222,462          397,800
     75,000  Alliant Energy Corp. ..............     1,824,382        1,867,500
     10,000  Ameren Corp. ......................       455,300          460,000
    270,000  Aquila Inc.+ ......................       785,883          915,300
        500  Avista Corp. ......................         5,575            9,060
     25,000  Central Vermont Public
               Service Corp. ...................       491,946          587,500
     52,000  CH Energy Group Inc. ..............     2,365,089        2,438,800
    200,000  CMS Energy Corp.+ .................     1,572,268        1,704,000
      5,000  Consolidated Edison Inc. ..........       215,150          215,050
     75,000  Constellation Energy
               Group Inc. ......................     2,109,100        2,937,000
      2,000  Dominion Resources Inc. ...........        80,310          127,660
    170,000  Duke Energy Corp. .................     3,248,645        3,476,500
    120,000  El Paso Corp. .....................     1,119,698          982,800
     13,000  Empire District Electric Co. ......       259,961          285,090
     50,000  Enel SpA+ .........................       317,731          339,934
     40,000  Energy East Corp. .................       778,293          896,000
      4,000  Entergy Corp. .....................       112,332          228,520
     35,979  FirstEnergy Corp. .................     1,170,679        1,266,461
     83,666  Florida Public Utilities Co. ......     1,051,557        1,320,668
     35,000  Green Mountain Power Corp. ........       740,553          826,000
    280,000  Hera SpA+ .........................       388,845          438,295
     59,000  Maine & Maritimes Corp. ...........     1,885,148        2,065,590
     50,000  MGE Energy Inc. ...................     1,457,120        1,575,500
    400,000  Mirant Corp.+ .....................       924,868          156,000
      5,000  NiSource Inc. .....................       103,120          109,700
     45,000  NiSource Inc. (Sails)+ ............        90,000          115,200
     75,000  NSTAR .............................     3,220,074        3,637,500
    100,000  OGE Energy Corp. ..................     2,406,141        2,419,000
     12,000  Otter Tail Corp. ..................       329,751          320,760
     50,000  PG&E Corp.+ .......................     1,309,559        1,388,500
     10,000  PNM Resources Inc. ................       185,900          281,000

                                                                       MARKET
   SHARES                                             COST             VALUE
   ------                                             ----             ------
     73,300  Progress Energy Inc. ..............  $  3,202,909     $  3,317,558
     40,000  Progress Energy Inc., CVO+ ........        20,800            9,200
     20,000  Puget Energy Inc. .................       456,515          475,400
     30,000  Sierra Pacific Resources+ .........       227,798          220,200
     35,000  TXU Corp. .........................       587,515          830,200
     14,700  Unitil Corp. ......................       392,642          379,260
     10,000  Vectren Corp. .....................       245,531          246,500
    215,000  Westar Energy Inc. ................     3,192,547        4,353,750
     20,000  Wisconsin Energy Corp. ............       560,104          669,000
      7,000  WPS Resources Corp. ...............       204,319          323,610
    250,000  Xcel Energy Inc. ..................     4,194,837        4,245,000
                                                  ------------     ------------
                                                    48,134,727       53,316,710
                                                  ------------     ------------
             ENERGY AND UTILITIES: NATURAL GAS -- 8.8%
     30,000  AGL Resources Inc. ................       732,686          873,000
      3,000  Atmos Energy Corp. ................        66,880           72,900
     15,000  Cascade Natural Gas Corp. .........       318,126          316,350
      3,000  Chesapeake Utilities Corp. ........        55,515           78,150
     29,700  Delta Natural Gas Co. Inc. ........       494,549          708,642
     40,000  Dynegy Inc., Cl. A+ ...............       250,000          171,200
      1,000  EnergySouth Inc. ..................        26,780           35,000
     70,000  KeySpan Corp. .....................     2,493,022        2,576,000
     70,000  National Fuel Gas Co. .............     1,672,723        1,710,800
     90,000  Nicor Inc. ........................     3,094,431        3,063,600
     15,000  NUI Corp. .........................       174,468          241,800
     70,000  ONEOK Inc. ........................     1,229,202        1,545,600
     19,000  Peoples Energy Corp. ..............       665,481          798,760
     15,000  Piedmont Natural
               Gas Co. Inc. ....................       428,588          651,900
      3,000  RGC Resources Inc. ................        59,164           68,550
    130,000  SEMCO Energy Inc. .................     1,278,536          637,000
    107,329  Southern Union Co.+ ...............     1,892,655        1,974,853
    150,000  Southwest Gas Corp. ...............     3,710,968        3,367,500
                                                  ------------     ------------
                                                    18,643,774       18,891,605
                                                  ------------     ------------
             ENERGY AND UTILITIES: OIL -- 0.4%
      5,000  ConocoPhillips ....................       282,072          327,850
     15,000  Exxon Mobil Corp. .................       542,840          615,000
                                                  ------------     ------------
                                                       824,912          942,850
                                                  ------------     ------------
             ENERGY AND UTILITIES: WATER -- 2.6%
     12,000  American States Water Co. .........       266,713          300,000
     16,500  Artesian Resources Corp.,
               Cl. A ...........................       257,250          459,673
     20,500  BIW Ltd. ..........................       385,069          391,550
     20,520  California Water
               Service Group ...................       566,928          562,248
      7,500  Connecticut Water
               Service Inc. ....................       146,455          207,375
     51,333  Middlesex Water Co. ...............       801,882        1,042,060
     13,066  Pennichuck Corp. ..................       342,804          369,297
     15,000  Philadelphia Suburban Corp. .......       183,101          331,500
     18,000  SJW Corp. .........................     1,733,878        1,606,500
      5,512  Southwest Water Co. ...............        52,058           88,468
      6,000  York Water Co. ....................       108,269          109,080
                                                  ------------     ------------
                                                     4,844,407        5,467,751
                                                  ------------     ------------
             ENVIRONMENTAL SERVICES -- 0.0%
     20,000  Catalytica Energy
               Systems Inc.+ ...................       185,926           69,980
                                                  ------------     ------------
             EQUIPMENT AND SUPPLIES -- 0.0%
     50,000  Capstone Turbine Corp.+ ...........        83,080           93,000
                                                  ------------     ------------


                 See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2003

                                                                       MARKET
   SHARES                                             COST             VALUE
   ------                                             ----             ------
             COMMON STOCKS (CONTINUED)
             METALS AND MINING -- 0.2%
     12,000  Compania de Minas
               Buenaventura SA, ADR ............  $    251,382     $    339,360
                                                  ------------     ------------
             SATELLITE -- 0.3%
     32,929  Hughes Electronics Corp.+ .........       511,077          544,969
                                                  ------------     ------------
             TELECOMMUNICATIONS -- 3.7%
     33,000  BellSouth Corp. ...................       928,816          933,900
     32,000  BT Group plc, ADR .................     1,108,709        1,095,040
     40,000  CenturyTel Inc. ...................     1,420,040        1,304,800
    135,000  Cincinnati Bell Inc.+ .............       878,424          681,750
    110,000  Citizens Communications Co.+ ......     1,269,179        1,366,200
     10,000  Commonwealth Telephone
               Enterprises Inc.+ ...............       385,642          377,500
     13,500  D&E Communications Inc. ...........       144,002          195,885
      6,000  Deutsche Telekom AG, ADR+ .........        92,456          108,780
      2,000  France Telecom SA, ADR ............        22,799           57,180
     40,000  Touch America Holdings Inc.+ ......        38,488              480
     50,000  Verizon Communications Inc. .......     1,894,226        1,754,000
                                                  ------------     ------------
                                                     8,182,781        7,875,515
                                                  ------------     ------------
             WIRELESS COMMUNICATIONS -- 0.3%
     39,000  mm02 plc, ADR+ ....................       405,354          532,740
                                                  ------------     ------------
             TOTAL COMMON
              STOCKS ...........................   114,390,310      122,954,019
                                                  ------------     ------------
             PREFERRED STOCKS -- 2.9%
             PUBLISHING -- 0.0%
      3,683  News Corp. Ltd., Pfd., ADR ........       107,175          111,410
                                                  ------------     ------------
             TELECOMMUNICATIONS -- 2.9%
    121,000  Citizens Communications Co.,
               5.000% Cv. Pfd. .................     5,982,272        6,171,000
                                                  ------------     ------------
             TOTAL PREFERRED
              STOCKS ...........................     6,089,447        6,282,410
                                                  ------------     ------------


  PRINCIPAL                                                            MARKET
   AMOUNT                                             COST             VALUE
   ------                                             ----             ------
             CORPORATE BONDS -- 0.3%
             ENERGY AND UTILITIES: INTEGRATED -- 0.3%
$ 1,000,000  Mirant Corp., Sub. Deb. Cv.,
               2.500%, 06/15/21+ (c) ...........  $    756,850     $    615,000
                                                  ------------     ------------
             TELECOMMUNICATIONS -- 0.0%
    100,000  Williams Comm Group Inc., Escrow,
               Zero Coupon, 10/01/09 (b) .......             0                0
                                                  ------------     ------------
             TOTAL CORPORATE
              BONDS ............................       756,850          615,000
                                                  ------------     ------------
             U.S.  GOVERNMENT  OBLIGATIONS  -- 33.6%
 72,000,000  U.S.  Treasury Bills,
               0.884%++, 03/25/04 ..............    71,853,840       71,857,080
                                                  ------------     ------------

             REPURCHASE AGREEMENTS -- 5.7%
 12,263,000  Agreement with State Street Bank
               and Trust Co., 0.810%, dated
               12/31/03, due 01/02/04,
               proceeds at maturity,
               $12,263,552 (a) .................    12,263,000       12,263,000
                                                  ------------     ------------
TOTAL INVESTMENTS -- 100.0% ....................  $205,353,447     $213,971,509
                                                  ============
LIABILITIES IN EXCESS OF OTHER ASSETS ..........................     (2,464,616)
                                                                   ------------
PREFERRED STOCK
  (1,201,000 preferred shares outstanding) .....................    (55,000,000)
                                                                   ------------
NET ASSETS COMMON STOCK
  (22,906,232 common shares outstanding) .......................   $156,506,893
                                                                   ============
NET ASSET VALUE PER COMMON SHARE
   ($156,506,893 / 22,906,232 shares outstanding) ..............          $6.83
                                                                          =====

  -------------
             For Federal tax purposes:
             Aggregate cost ....................................   $205,842,040
                                                                   ============
             Gross unrealized appreciation .....................   $ 11,503,012
             Gross unrealized depreciation .....................     (3,373,543)
                                                                   ------------
             Net unrealized appreciation .......................   $  8,129,469
                                                                   ============

  -------------
  (a) Collateralized by U.S. Treasury Note, 1.75%, due 12/31/04, market value $12,511,434.
  (b)  Security fair valued under procedures established by the
       Board of Directors. At December 31, 2003, the market value of fair valued securities amounted to $0 or 0.0% of total investments.
  (c)  Bond in default.
   +   Non-income producing security.
   ++  Represents annualized yield at date of purchase.
ADR -  American Depository Receipt.
CVO -  Contingent Value Obligation.

                 See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2003

ASSETS:
   Investments, at value (cost $205,353,447) ...................   $213,971,509
   Cash and foreign currency, at value (cost $712) .............            712
   Dividends and interest receivable ...........................        409,033
   Receivable for investments sold .............................        207,665
   Other assets ................................................         11,251
                                                                   ------------
   TOTAL ASSETS ................................................    214,600,170
                                                                   ------------
LIABILITIES:
   Dividends payable ...........................................         29,669
   Payable for investments purchased ...........................      2,209,374
   Payable for investment advisory fees ........................        360,935
   Payable for offering expenses ...............................        280,022
   Payable for shareholder communication fees ..................        107,358
   Other accrued expenses and liabilities ......................        105,919
                                                                   ------------
   TOTAL LIABILITIES ...........................................      3,093,277
                                                                   ------------
PREFERRED STOCK:
   Series A Cumulative Preferred Stock (5.625%,
     $25 liquidation value, $0.001
     par value, 1,200,000  shares
     authorized with 1,200,000 shares
     issued and outstanding) ...................................     30,000,000
   Series B Cumulative Preferred Stock
     (Auction Rate, $25,000 liquidation value,
     $0.001 par value, 1,000 shares
     authorized with 1,000  shares
     issued and outstanding) ...................................     25,000,000
                                                                   ------------
   TOTAL PREFERRED STOCK .......................................     55,000,000
                                                                   ------------
   NET ASSETS ATTRIBUTABLE TO COMMON
     STOCK SHAREHOLDERS ........................................   $156,506,893
                                                                   ============
NET ASSETS ATTRIBUTABLE TO COMMON STOCK
   SHAREHOLDERS CONSIST OF:
   Shares of beneficial interest, at par value .................   $     22,906
   Additional paid-in capital ..................................    148,384,187
   Accumulated distributions in excess of net
     investment income .........................................        (29,669)
   Accumulated distributions in excess of
     net realized gain on investments
     and foreign currency transactions .........................       (488,593)
   Net unrealized appreciation on investments
     and foreign currency transactions .........................      8,618,062
                                                                   ------------
   TOTAL NET ASSETS ............................................   $156,506,893
                                                                   ============
NET ASSET VALUE PER COMMON SHARE
   ($156,506,893 / 22,906,232 shares outstanding;
   unlimited number of shares authorized of
   $0.001 par value) ...........................................          $6.83
                                                                          =====


                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME:
   Dividends (net of foreign taxes of $5,624) ..................    $ 3,444,002
   Interest ....................................................        447,155
                                                                    -----------
   TOTAL INVESTMENT INCOME .....................................      3,891,157
                                                                    -----------
EXPENSES:
   Investment advisory fees ....................................      1,325,309
   Shareholder communications expenses .........................        342,165
   Shareholder services fees ...................................        202,606
   Payroll .....................................................        128,951
   Trustees' fees ..............................................         53,808
   Legal and audit fees ........................................         52,322
   Custodian fees ..............................................         21,377
   Miscellaneous expenses ......................................        103,830
                                                                    -----------
   TOTAL EXPENSES ..............................................      2,230,368
                                                                    -----------
   LESS: CUSTODIAN FEE CREDIT ..................................           (385)
                                                                    -----------
   NET EXPENSES ................................................      2,229,983
                                                                    -----------
   NET INVESTMENT INCOME .......................................      1,661,174
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain on investments ............................      3,352,137
   Net realized gain on foreign currency transactions ..........         27,100
                                                                    -----------
   Net realized gain on investments and foreign
     currency transactions .....................................      3,379,237
                                                                    -----------
   Net change in unrealized appreciation/
     depreciation on investments and foreign
     currency transactions .....................................     17,078,674
                                                                    -----------
   NET REALIZED AND UNREALIZED GAIN ON
     INVESTMENTS AND FOREIGN
     CURRENCY TRANSACTIONS .....................................     20,457,911
                                                                    -----------
   NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS ...........................................     22,119,085
                                                                    -----------
   Total Distributions to Preferred
     Stock Shareholders ........................................       (836,914)
                                                                    -----------
   NET INCREASE IN NET ASSETS ATTRIBUTABLE TO
     COMMON STOCK SHAREHOLDERS RESULTING
     FROM OPERATIONS ...........................................    $21,282,171
                                                                    ===========


                 See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST

     STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS

                                                                                           YEAR ENDED           YEAR ENDED
                                                                                       DECEMBER 31, 2003    DECEMBER 31, 2002
                                                                                      ------------------    -----------------
OPERATIONS:
   Net investment income .............................................................   $  1,661,174         $  1,448,624
   Net realized gain on investments and foreign currency transactions ................      3,379,237            3,644,126
   Net change in unrealized appreciation/depreciation on investments
     and foreign currency transactions ...............................................     17,078,674          (11,989,550)
                                                                                         ------------         ------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...................     22,119,085           (6,896,800)
                                                                                         ------------         ------------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
   Net investment income .............................................................       (252,258)                  --
   Net realized short-term gain on investments and foreign currency transactions .....        (29,505)                  --
   Net realized long-term gains on investments and foreign currency transactions .....       (555,151)                  --
                                                                                         ------------         ------------
   TOTAL DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS ...............................       (836,914)                  --
                                                                                         ------------         ------------
   NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS
     RESULTING FROM OPERATIONS .......................................................     21,282,171           (6,896,800)
                                                                                         ------------         ------------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
   Net investment income .............................................................     (1,465,686)          (1,475,143)
   Net realized short-term gain on investments and foreign currency transactions .....       (193,597)             (23,566)
   Net realized long-term gains on investments and foreign currency transactions .....     (3,642,522)          (4,737,063)
   Return of capital .................................................................     (7,047,175)          (3,261,058)
                                                                                         ------------         ------------
   TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS ..................................    (12,348,980)          (9,496,830)
                                                                                         ------------         ------------
TRUST SHARE TRANSACTIONS:
   Net increase in net assets from common shares issued upon reinvestment of dividends
     and distributions and rights offering ...........................................     54,012,622           29,307,320
   Offering costs for preferred shares charged to paid-in capital ....................     (1,550,000)                  --
                                                                                         ------------         ------------
   NET INCREASE IN NET ASSETS FROM TRUST SHARE TRANSACTIONS ..........................     52,462,622           29,307,320
                                                                                         ------------         ------------
   NET INCREASE IN NET ASSETS ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS ..............     61,395,813           12,913,690
NET ASSETS ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS:
   Beginning of period ...............................................................     95,111,080           82,197,390
                                                                                         ------------         ------------
   End of period .....................................................................   $156,506,893         $ 95,111,080
                                                                                         ============         ============


                 See accompanying notes to financial statements.


                            THE GABELLI UTILITY TRUST
                          NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION.   The  Gabelli  Utility  Trust  (the  "Utility  Trust")  is  a
closed-end, non-diversified management investment company organized as a Delaware business trust on February 25, 1999 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long-term growth of capital and income. The Utility Trust had no operations prior to July 9, 1999, other than the sale of 10,000 shares of beneficial interest for $100,000 to The Gabelli Equity Trust Inc. (the "Equity Trust") at $10.00 per share. On July 9, 1999, the Utility Trust had a 4 for 3 stock split making the balance of Utility Trust shares held by the Equity Trust as 13,333. On July 9, 1999, the Equity Trust contributed $79,487,260 in cash and securities in exchange for shares of the Utility Trust, and on the same date distributed such shares to Equity Trust shareholders of record on July 1, 1999 at the rate of one share of the Utility Trust for every ten shares of the Equity Trust. Investment operations commenced on July 9, 1999.

     Effective August 1, 2002, the Utility Trust modified its non-fundamental investment policy to increase, from 65% to 80%, the portion of its assets that it will invest, under normal market conditions, in common stocks and other securities of foreign and domestic companies involved in providing products, services or equipment for (i) the generation or distribution of electricity, gas and water and (ii) telecommunications services or infrastructure operations (the "80% Policy").

     The 80% Policy may be changed without shareholder approval. However, the Utility Trust has adopted a policy to provide shareholders with at least 60 days' notice of the implementation of any change in the 80% Policy.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Utility Trust in the preparation of its financial statements.

     SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing

                            THE GABELLI UTILITY TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees so determines, by such other method as the Board of Trustees shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded in foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or markets. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Board of Trustees. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price on that day. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

     REPURCHASE AGREEMENTS. The Utility Trust may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Trustees. Under the terms of a typical repurchase agreement, the Utility Trust takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Utility Trust to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Utility Trust's holding period. The Utility Trust will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Utility Trust in each agreement. The Utility Trust will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Utility Trust may be delayed or limited.

     FOREIGN CURRENCY TRANSACTION. The books and records of the Utility Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Utility Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

     For the year ended December 31, 2003, reclassifications were made to increase distributions in excess of net investment income for $27,100 and to decrease distributions in excess of net realized gain on investments for $27,100, with an offsetting adjustment to additional paid-in capital.

     The tax character of distributions paid during the fiscal year ended December 31, 2003 and December 31, 2002 were as follows:

                                                          YEAR ENDED                              YEAR ENDED
                                                       DECEMBER 31, 2003                      DECEMBER 31, 2002
                                                  ----------------------------           ----------------------------
                                                    COMMON            PREFERRED            COMMON            PREFERRED
                                                  -----------         --------           ----------           -------
     DISTRIBUTIONS PAID FROM:
     Ordinary income
       (inclusive of short term capital gains) ..  $1,659,283         $281,763           $1,498,709                --
     Net long term capital gains ................   3,642,522          555,151            4,737,063                --
     Non-taxable return of capital ..............   7,047,175               --            3,261,058                --
                                                  -----------         --------           ----------           -------
     Total distributions paid ................... $12,348,980         $836,914           $9,496,830                --
                                                  ===========         ========           ==========           =======

                            THE GABELLI UTILITY TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     PROVISION FOR INCOME TAXES. The Trust intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for Federal income taxes is required.

     Dividends and interest from non-U.S. sources received by the Utility Trust are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Utility Trust intends to undertake any procedural steps required to claim the benefits of such treaties.

     As of December 31, 2003, the components of accumulated earnings/(losses) on a tax basis were as follows:

      Net unrealized appreciation on investments .......   $8,129,469
      Dividends payable ................................      (29,669)
                                                           ----------
      Total accumulated gain ...........................   $8,099,800
                                                           ==========

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Utility Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Utility Trust will pay the Adviser on the first business day of each month a fee for the previous month equal on an annual basis to 1.00% of the value of the Utility Trust's average daily net assets plus liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Utility Trust's portfolio and oversees the administration of all aspects of the Utility Trust's business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the net asset value of the common shares of the Utility Trust, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate of the Cumulative Preferred Stock for the year.

      The Trust's total return on the net asset value of the common shares is monitored on a monthly basis to assess whether the total return on the net asset value of the common shares exceeds the stated dividend rate of the Cumulative Preferred Stock for the period. For the period of July 31, 2003 (offering of 5.625% Series A and Series B Auction Rate Cumulative Preferred Stock) through December 31, 2003, the Trust's total return on the net asset value of the common shares exceeded the stated dividend rates of all outstanding preferred stock. Thus, management fees were earned on these assets.

     During the year ended December 31, 2003, Gabelli & Company, Inc. and its affiliates received $150,478 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Utility Trust.

     The cost of calculating the Trust's net asset value per share is a Trust expense pursuant to the Investment Advisory Agreement between the Trust and the Adviser. During fiscal 2003, the Gabelli Utility Trust reimbursed the Adviser $34,800 in connection with the cost of computing the Trust's net asset value.

4.  PORTFOLIO  SECURITIES.   Cost  of  purchases  and  proceeds  from  sales  of
securities, other than short-term securities, for the year ended December 31, 2003 aggregated $65,117,299 and $25,747,674, respectively.

5. CAPITAL. The Board of Trustees of the Utility Trust has authorized the repurchase of its shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board of Trustees may determine from time to time) from the net asset value of the shares. During the year ended December 31, 2003, the Utility Trust did not repurchase any shares of beneficial interest in the open market.

     On May 22, 2002, the Utility Trust distributed one transferable right for each of the 11,294,893 common shares outstanding to shareholders of record on that date. Three rights were required to purchase one additional common share at the subscription price of $7.50 per share. The subscription period expired on June 27, 2002. The rights offering was fully subscribed resulting in the issuance of 3,764,965 common shares and proceeds of $28,237,239 to the Utility Trust, prior to the deduction of expenses of $444,238. The net asset value per share of the Utility Trust common shareholders was enhanced by approximately $0.15 per share as a result of the issuance of shares above net asset value.

     On August 20, 2003, the Utility Trust distributed one transferable right for each of the 15,298,490 common shares outstanding to shareholders of record on that date. Three rights were required to purchase one additional common share at the subscription price of $7.00 per share. Shareholders who exercised their full primary subscription rights were eligible for an over-subscription privilege entitling them to subscribe, subject to certain limitations and a pro-rata allotment, for any additional shares not purchased pursuant to the primary subscription plus such additional amounts as authorized by the Board of Trustees in accordance with the registration statement. The subscription period expired on September 25, 2003. The rights offering was fully and over-subscribed resulting in the issuance of 7,500,000 common shares and proceeds of $52,500,000 to the Utility Trust, prior to the deduction of estimated expenses

                            THE GABELLI UTILITY TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


of $500,000. The net asset value per share of the Utility Trust common shareholders was enhanced by approximately $0.12 per share as a result of the issuance of shares above net asset value.

     Transactions in shares of beneficial interest were as follows:

                                                           YEAR ENDED                              YEAR ENDED
                                                        DECEMBER 31, 2003                      DECEMBER 31, 2002
                                                    --------------------------            ---------------------------
                                                     Shares           Amount               Shares           Amount
                                                    ---------      -----------            ---------       -----------
Shares issued in rights offering ...............    7,500,000      $52,105,762            3,764,965       $27,737,239
Shares issued upon reinvestment
  of dividends and distributions ...............      225,740        1,906,860              185,730         1,570,081
                                                    ---------      -----------            ---------       -----------
Net increase ...................................    7,725,740      $54,012,622            3,950,695       $29,307,320
                                                    =========      ===========            =========       ===========


     On July 31, 2003, the Utility Trust received net proceeds of $28,877,500 (after underwriting discounts of $945,000 and estimated offering expenses of $177,500) from the public offering of 1,200,000 shares of 5.625% Series A Cumulative Preferred Stock. Commencing July 31, 2008 and thereafter, the Utility Trust, at its option, may redeem the 5.625% Series A Cumulative Preferred Stock in whole or in part at the redemption price. During the year ended December 31, 2003, the Utility Trust did not repurchase any shares of 5.625% Series A Cumulative Preferred Stock. At December 31, 2003, 1,200,000 shares of the 5.625% Series A Cumulative Preferred Stock were outstanding at the fixed rate of 5.625 percent per share and accrued dividends amounted to $28,125.

     On July 31, 2003, the Utility Trust received net proceeds of $24,572,500 (after underwriting discounts of $250,000 and estimated offering expenses of $177,500) from the public offering of 1,000 shares of Series B Auction Rate Cumulative Preferred Stock. The dividend rate, as set by the auction process, which is generally held every 7 days, is expected to vary with short-term interest rates. The rates of Series B Auction Rate Cumulative Preferred Stock ranged from 1.00% to 1.75% from July 31, 2003 to December 31, 2003. Existing shareholders may submit an order to hold, bid or sell such shares on each auction date. Series B Auction Rate Cumulative Preferred Stock shareholders may also trade shares in the secondary market. The Utility Trust, at its option, may redeem the Series B Auction Rate Cumulative Preferred Stock in whole or in part at the redemption price at any time. During the year ended December 31, 2003, the Utility Trust did not repurchase any shares of Series B Auction Rate Cumulative Preferred Stock. At December 31, 2003, 1,000 shares of the Series B Auction Rate Cumulative Preferred Stock were outstanding at the annual rate of
1.23 percent per share and accrued dividends amounted to $854.

     The holders of Cumulative Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and will vote together with holders of shares of Common Stock as a single class. In addition, the 1940 Act requires that along with approval of a majority of the holders of Common Stock, approval of a majority of the holders of any outstanding shares of Cumulative Preferred Stock, voting separately as a class, would be required to
(a) adopt any plan of reorganization that would adversely affect the Cumulative Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. The income received on the Fund's assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

     Under Emerging Issues Task Force (EITF) promulgating Topic D-98, Classification and Measurement of Redeemable Securities, which was issued on July 19, 2001, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer. Subject to the guidance of the EITF, the Fund's Cumulative Preferred Stock has been reclassified outside of permanent equity (net assets attributable to common stock shareholders) in the accompanying financial statements.

6. INDUSTRY CONCENTRATION. Because the Utility Trust primarily invests in common stocks and other securities of foreign and domestic companies in the utility industry, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7. OTHER MATTERS. On October 7, 2003, the Trust's Adviser received a subpoena from the Attorney General of the State of New York requesting information on mutual fund shares trading practices. The Adviser is fully cooperating in responding to the request. The Trust does not believe that this matter will have a material adverse effect on the Trust's financial position or results of the operations.

                            THE GABELLI UTILITY TRUST
                              FINANCIAL HIGHLIGHTS

SELECTED  DATA FOR A UTILITY  TRUST  SHARE OF  BENEFICIAL  INTEREST  OUTSTANDING
THROUGHOUT EACH PERIOD:
                                                                                        YEAR ENDED DECEMBER 31,
                                                                     -----------------------------------------------------------
                                                                       2003          2002       2001         2000        1999(A)
                                                                     --------      -------     -------      -------      -------
OPERATING PERFORMANCE:
   Net asset value, beginning of period ..........................   $   6.27      $  7.32     $  8.21      $  7.62      $  7.50
                                                                     --------      -------     -------      -------      -------
   Net investment income .........................................       0.10         0.11        0.12         0.15         0.08
   Net realized and unrealized gain (loss) on investments ........       1.17        (0.62)      (0.32)        1.44         0.19
                                                                     --------      -------     -------      -------      -------
   Total from investment operations ..............................       1.27        (0.51)      (0.20)        1.59         0.27
                                                                     --------      -------     -------      -------      -------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
   Net investment income .........................................      (0.01)          --          --           --           --
   Net realized gain on investments ..............................      (0.04)          --          --           --
                                                                     --------      -------     -------      -------      -------
   Total distributions to preferred stock shareholders ...........      (0.05)          --          --           --           --
                                                                     --------      -------     -------      -------      -------
NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO
   COMMON STOCK SHAREHOLDERS RESULTING FROM OPERATIONS ...........       1.22        (0.51)      (0.20)        1.59         0.27
                                                                     --------      -------     -------      -------      -------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
   Net investment income .........................................      (0.09)       (0.11)      (0.21)       (0.06)       (0.08)
   Net realized gain on investments ..............................      (0.22)       (0.36)      (0.49)       (0.94)       (0.07)
   Return of capital .............................................      (0.41)       (0.25)         --           --           --
                                                                     --------      -------     -------      -------      -------
   Total distributions to common stock shareholders ..............      (0.72)       (0.72)      (0.70)       (1.00)       (0.15)
                                                                     --------      -------     -------      -------      -------
CAPITAL SHARE TRANSACTIONS:
   Increase in net asset value from common stock
    share transactions ...........................................       0.03         0.03        0.01           --           --
   Increase in net asset value from shares issued
    in rights offering ...........................................       0.12         0.15          --           --           --
   Offering costs for preferred shares charged to
    paid-in capital ..............................................      (0.09)          --          --           --           --
                                                                     --------      -------     -------      -------      -------
   Total capital share transactions ..............................       0.06         0.18        0.01           --           --
                                                                     --------      -------     -------      -------      -------
   NET ASSET VALUE ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS,
     END OF PERIOD ...............................................   $   6.83      $  6.27     $  7.32      $  8.21      $  7.62
                                                                     ========      =======     =======      =======      =======
   Net Asset Value Total Return + ................................      18.60%       (6.79)%     (3.15)%      22.01%        3.62%
                                                                     ========      =======     =======      =======      =======
   Market value, end of period ...................................   $   9.60      $  8.72     $  9.33      $  8.75      $  7.63
                                                                     ========      =======     =======      =======      =======
   Total Investment Return ++ ....................................      19.86%        1.70%      15.82%       29.95%        3.70%
                                                                     ========      =======     =======      =======      =======
RATIOS AND SUPPLEMENTAL DATA:
   Net assets including liquidation value of preferred shares,
     end of period (in 000's) ....................................   $211,507      $95,111     $82,197      $90,669      $83,330
   Net assets attributable to common shares, end of period
     (in 000's) ..................................................   $156,507      $95,111     $82,197      $90,669      $83,330
   Ratio of net investment income to average net assets
     attributable to common shares (c) ...........................       1.52%        1.65%       1.57%        1.88%        2.27%(b)
   Ratio of operating expenses to average net assets
     attributable to common shares (c)(d) ........................       2.04%        1.93%       2.00%        1.95%        1.85%(b)
   Ratio of operating expenses to average total net assets
     including liquidation value of preferred shares (d) .........       1.68%          --          --           --           --
   Portfolio turnover rate .......................................         28%          29%         41%          92%          37%

PREFERRED STOCK:
   5.625% CUMULATIVE PREFERRED STOCK
   Liquidation value, end of period (in 000's) ...................   $ 30,000           --          --           --           --
   Total shares outstanding (in 000's) ...........................      1,200           --          --           --           --
   Liquidation preference per share ..............................   $  25.00           --          --           --           --
   Average market value (e) ......................................   $  25.12           --          --           --
   Asset coverage per share ......................................   $  96.14           --          --           --           --
   AUCTION RATE CUMULATIVE PREFERRED STOCK
   Liquidation value, end of period (in 000's) ...................   $ 25,000           --          --           --           --
   Total shares outstanding (in 000's) ...........................          1           --          --           --           --
   Liquidation preference per share ..............................   $ 25,000           --          --           --           --
   Average market value (e) ......................................   $ 25,000           --          --           --           --
   Asset coverage per share ......................................   $ 96,140           --          --           --           --
   ASSET COVERAGE (f) ............................................        385%          --          --           --           --


 --------------------------
+ Based on net asset value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder.
++ Based on market value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder.
(a) The Gabelli Utility Trust commenced operations on July 9, 1999.
(b) Annualized.
(c) During the period ended December 31, 1999, the Utility Trust's administrator voluntarily reimbursed certain expenses. If such reimbursement had not occurred, the annualized ratios of net investment income and operating expenses to average net assets would have been 1.85% and 2.17%, respectively.
(d) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits for the years ended December 31, 2003, 2002, 2001 and 2000, the ratios of operating expenses to average net assets attributable to common stock would be 2.04%, 1.93%, 2.00%, and 1.93%, respectively, and the ratios of operating expenses to average total net assets including liquidation value of preferred shares would be 1.68%.
(e) Based on weekly prices.
(f) Asset coverage is calculated by combining all series of preferred stock.

                            THE GABELLI UTILITY TRUST
                         REPORT OF INDEPENDENT AUDITORS


To the Board of Trustees and Shareholders of The Gabelli Utility Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Utility Trust (the "Trust") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period July 9, 1999 (commencement of investment operations) through December 31, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
February 20, 2004

                            THE GABELLI UTILITY TRUST
                     ADDITIONAL FUND INFORMATION (UNAUDITED)

      The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below. The Fund's Statement of Additional Information includes additional information about The Gabelli Utility Trust Trustees and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Utility Trust at One Corporate Center, Rye, NY 10580-1422.

                          TERM OF       NUMBER OF
                        OFFICE AND   FUNDS IN TRUST
NAME, POSITION(S)       LENGTH OF       COMPLEX
    ADDRESS 1              TIME        OVERSEEN BY    PRINCIPAL OCCUPATION(S)                         OTHER DIRECTORSHIPS
    AND AGE              SERVED 2        TRUSTEE      DURING PAST FIVE YEARS                          HELD BY TRUSTEE
----------------         --------     ------------    ----------------------                          ------------------
INTERESTED TRUSTEES 3:
---------------------
MARIO J. GABELLI           Since 1999**     24        Chairman of the Board and Chief Executive       Director of Morgan Group
Trustee and                                           Officer of Gabelli Asset Management Inc. and    Holdings, Inc. (holding
Chief Investment Officer                              Chief Investment Officer of Gabelli Funds,      company); Vice Chairman
Age: 61                                               LLC and GAMCO Investors, Inc.; Vice             of Lynch Corporation
                                                      Chairman and Chief Executive Officer of         (diversified manufacturing)
                                                      Lynch Interactive Corporation (multimedia
                                                      and services)

JOHN D. GABELLI            Since 1999*      10        Senior Vice President of Gabelli &                        --
Trustee                                               Company, Inc., Director of Gabelli Advisers, Inc.
Age: 59

KARL OTTO POHL             Since 1999*      33        Member of the Shareholder Committee of          Director of Gabelli Asset
Trustee                                               Sal Oppenheim Jr. & Cie, Zurich (private        Management Inc. (investment
Age: 74                                               investment bank); Former President of the       management); Chairman,
                                                      Deutsche Bundesbank and Chairman of its         Incentive Capital and
                                                      Central Bank Council (1980-1991)                Incentive Asset Management
                                                                                                      (Zurich); Director at Sal
                                                                                                      Oppenheim Jr. & Cie, Zurich

NON-INTERESTED TRUSTEES:
-----------------------
THOMAS E. BRATTER          Since 1999**     3         Director, President and Founder, The John                 --
Trustee                                               Dewey Academy (residential college
Age: 64                                               preparatory therapeutic high school)

ANTHONY J. COLAVITA        Since 1999***    35        President and Attorney at Law in the law firm             --
Trustee                                               of Anthony J. Colavita, P.C.
Age: 68

JAMES P. CONN              Since 1999*      12        Former Managing Director and Chief Investment   Director of LaQuinta Corp.
Trustee                                               Officer of Financial Security Assurance         (hotels) and First Republic
Age: 65                                               Holdings Ltd. (1992-1998)                       Bank

VINCENT D. ENRIGHT         Since 1999**     12        Former Senior Vice President and Chief                    --
Trustee                                               Financial Officer of KeySpan Energy
Age: 60                                               Corporation

FRANK J. FAHRENKOPF JR.    Since 1999***    4         President and Chief Executive Officer of the    Director of First Republic
Trustee                                               American Gaming Association since June          Bank
Age: 64                                               1995; Partner of Hogan & Hartson (law
                                                      firm); Co-Chairman of the Commission on
                                                      Presidential Debates; Former Chairman of
                                                      the Republican National Committee

ROBERT J. MORRISSEY        Since 1999***    10        Partner in the law firm of Morrissey,                     --
Trustee                                               Hawkins & Lynch
Age: 64

ANTHONY R. PUSTORINO       Since 1999*      17        Certified Public Accountant; Professor          Director of Lynch Corporation
Trustee                                               Emeritus, Pace University                      (diversified manufacturing)
Age: 78

SALVATORE J. ZIZZA         Since 1999***    11        Chairman, Hallmark Electrical Supplies Corp.    Director of Hollis Eden
Director                                                                                              Pharmaceuticals
Age: 58




                                        11


                            THE GABELLI UTILITY TRUST
               ADDITIONAL FUND INFORMATION (CONTINUED) (UNAUDITED)

                          TERM OF       NUMBER OF
                        OFFICE AND   FUNDS IN TRUST
NAME, POSITION(S)       LENGTH OF       COMPLEX
    ADDRESS 1              TIME        OVERSEEN BY    PRINCIPAL OCCUPATION(S)                         OTHER DIRECTORSHIPS
    AND AGE              SERVED 2        TRUSTEE      DURING PAST FIVE YEARS                          HELD BY TRUSTEE
----------------         --------     ------------    ----------------------                          ------------------
OFFICERS:
---------
BRUCE N. ALPERT            Since 2003       --        Executive Vice President and Chief Operating              --
President                                             Officer of Gabelli Funds, LLC since 1988 and
Age: 52                                               an officer of all mutual funds advised by
                                                      Gabelli Funds, LLC and its affiliates.
                                                      Director and President of the Gabelli
                                                      Advisers, Inc.

DAVID I. SCHACHTER         Since 1999       --        Vice President of the Trust since 1999.                   --
Vice President                                        Research Analyst of Gabelli & Company, Inc.
Age: 50                                               since 1999. Prior to October 1999, Mr. Schachter
                                                      worked for Thomas J. Herzfeld Advisors, an
                                                      investment advisor specializing in closed-end funds.

JAMES E. MCKEE             Since 1999       --        Vice President, General Counsel and Secretary             --
Secretary                                             of Gabelli Asset Management Inc. since 1999
Age: 40                                               and GAMCO Investors, Inc. since 1993; Secretary
                                                      of all mutual funds advised by Gabelli Advisers,
                                                      Inc. and Gabelli Funds, LLC.

------------------------
1 Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2 The Trust's Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:
  * - Term expires at the Trust's 2006 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
  ** - Term expires at the Trust's 2004 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
  *** - Term expires at the Trust's 2005 Annual Meeting of Shareholders and
        until their successors are duly elected and qualified.
3 "Interested person" of the Trust as defined in the Investment Company Act of 1940. Messrs. M. Gabelli, J. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Trust's investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.


--------------------------------------------------------------------------------
                            THE GABELLI UTILITY TRUST
                            AND YOUR PERSONAL PRIVACY

     WHO ARE WE?
     The Gabelli Utility Trust (the "Trust") is a closed-end investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?
     When you purchase shares of the Trust on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order,
     for  example,   to  participate  in  our  dividend   reinvestment  plan.
     o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.
     o INFORMATION   ABOUT  YOUR   TRANSACTIONS  WITH  US.  This  would  include
       information about the shares that you buy or sell, it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?
     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, WWW.SEC.GOV.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?
     We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.
--------------------------------------------------------------------------------

                            THE GABELLI UTILITY TRUST
                       INCOME TAX INFORMATION (UNAUDITED)
                                DECEMBER 31, 2003

CASH DIVIDENDS AND DISTRIBUTIONS
                                                TOTAL AMOUNT        ORDINARY          LONG-TERM                         DIVIDEND
              PAYABLE            RECORD            PAID           INVESTMENT           CAPITAL         RETURN OF      REINVESTMENT
                DATE              DATE          PER SHARE (A)      INCOME (A)         GAINS (A)       CAPITAL (C)        PRICE
              --------          --------        ------------      ----------          ---------        ---------       ---------

COMMON SHARES
              01/27/03          01/10/03          $0.06000          $0.00806           $0.01770         $0.03424        $8.21788
              02/24/03          02/07/03           0.06000           0.00806            0.01770          0.03424         8.31295
              03/25/03          03/11/03           0.06000           0.00806            0.01770          0.03424         8.30347
              04/24/03          04/09/03           0.06000           0.00806            0.01770          0.03424         8.47442
              05/23/03          05/09/03           0.06000           0.00806            0.01770          0.03424         8.83526
              06/24/03          06/10/03           0.06000           0.00806            0.01770          0.03424         8.97775
              07/25/03          07/11/03           0.06000           0.00806            0.01770          0.03424         9.19656
              08/25/03          08/11/03           0.06000           0.00806            0.01770          0.03424         7.92317
              09/24/03          09/19/03           0.06000           0.00806            0.01770          0.03424         7.64782
              10/27/03          10/10/03           0.06000           0.00806            0.01770          0.03424         8.30310
              11/24/03          11/10/03           0.06000           0.00806            0.01770          0.03424         8.53119
              12/24/03          12/10/03           0.06000           0.00806            0.01770          0.03424         8.79689
5.625% PREFERRED SHARES
              09/26/03          09/19/03          $0.21875          $0.06844           $0.15031               --
              12/26/03          12/18/03           0.35156           0.11000            0.24157               --
                                                  --------          --------           --------        ---------
                                                  $0.57031          $0.17844           $0.39188               --

AUCTION RATE PREFERRED SHARES
    Auction rate preferred shares pay dividends weekly based on a rate set at auction, usually held every seven days.

    A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 2003 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV. 100% of the long-term capital gains paid by the Gabelli Utility Trust in 2003 were classified as "Post May 5 capital gains" and reported in box 2b of Form 1099-DIV.

NON-TAXABLE RETURN OF CAPITAL
    The amount received as a non-taxable (return of capital) distribution should be applied to reduce the tax cost of shares. There was $0.41088 per share return of capital in 2003 reported in box 3 of Form 1099-DIV for common stock shareholders.

CORPORATE DIVIDENDS RECEIVED DEDUCTION, QUALIFIED DIVIDEND INCOME AND U.S. GOVERNMENT SECURITIES INCOME
    The Utility Trust paid to common and 5.625% Series A preferred shareholders ordinary income dividends of $0.09672 and $0.17844 per share, respectively, in 2003. The Utility Trust paid to Series B Auction Rate preferred shareholders an ordinary income dividend totalling $38.64 per share in 2003. For the fiscal year ended December 31, 2003, 100% of the ordinary income dividend qualifies for the dividend received deduction available to corporations, and 100% of the ordinary income distribution was deemed qualifying dividend income. The percentage of the ordinary income dividends paid by the Utility Trust during 2003 derived from U.S. Government Securities was 3.06%. However, it should be noted that the Utility Trust did not hold more than 50% of its assets in U.S. Government Securities at the end of each calendar quarter during 2003.

                         HISTORICAL DISTRIBUTION SUMMARY

                                                     SHORT-        LONG-                                         ADJUSTMENT
                                                     TERM          TERM                                              TO
                                    INVESTMENT      CAPITAL       CAPITAL       RETURN OF          TOTAL            COST
COMMON STOCK                         INCOME(B)      GAINS(B)       GAINS       CAPITAL(C)    DISTRIBUTIONS (A)    BASIS (D)
                                     --------      --------      --------       ---------    ----------------     --------
2003 (f) ..........................  $0.08544      $0.01128      $0.21240       $0.41088         $0.72000         $0.41088
2002 (e) ..........................   0.11175       0.00210       0.35900        0.24690          0.72000          0.24690
2001 ..............................   0.20835       0.33142       0.16023             --          0.70000               --
2000 ..............................   0.05620       0.14020       0.80360             --          1.00000               --
1999 ..............................   0.08049       0.00090       0.06861             --          0.15000               --
5.625% PREFERRED STOCK
2003 ..............................  $0.15761      $0.02083      $0.39187             --         $0.57031               --
AUCTION RATE PREFERRED SHARES
2003 .............................. $34.14000      $4.50000     $84.92000             --       $123.56000               --

----------------------
(a) Total amounts may differ due to rounding.
(b) Taxable as ordinary income.
(c) Non-taxable.
(d) Decrease in cost basis.
(e) On May 22, 2002, the Trust also distributed Rights equivalent to $0.085 per share based upon full subscription of all issued shares.
(f) On August 20, 2003, the Trust also distributed Rights equivalent to $0.18 per share based upon full subscription of all issued shares.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN
ENROLLMENT IN THE PLAN

   It is the policy of The Gabelli Utility Trust ("Utility Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Utility Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Utility Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Utility Trust. Plan participants may send their stock certificates to EquiServe Trust Company ("EquiServe") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                            The Gabelli Utility Trust
                                  c/o EquiServe
                                 P.O. Box 43011
                            Providence, RI 02940-3011

   Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact EquiServe at (800) 336-6983.

   SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at EquiServe must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

   If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

   The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Utility Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Utility Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Utility Trust valued at market price. If the Utility Trust should declare a dividend or capital gains distribution payable only in cash, EquiServe will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that EquiServe will endeavor to terminate purchases in the open market and cause the Utility Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

   The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

   The Utility Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by EquiServe on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

   The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Utility Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

   Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to EquiServe for investments in the Utility Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. EquiServe will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. EquiServe will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to EquiServe, P.O. Box 43011, Providence, RI 02940-3011 such that EquiServe receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment in the following period. A payment may be withdrawn without charge if notice is received by EquiServe at least 48 hours before such payment is to be invested.

   For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Utility Trust.


--------------------------------------------------------------------------------
  The Annual Meeting of The Gabelli Utility Trust's stockholders will be held at 10:30 A.M. on Monday, May 10, 2004, at the Greenwich Public Library, 101 West Putnam Avenue in Greenwich, Connecticut.
--------------------------------------------------------------------------------

                              TRUSTEES AND OFFICERS
                            THE GABELLI UTILITY TRUST
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

TRUSTEES

Mario J. Gabelli, CFA
   CHAIRMAN AND CHIEF INVESTMENT OFFICER,
   GABELLI ASSET MANAGEMENT INC.

Dr. Thomas E. Bratter
   PRESIDENT, JOHN DEWEY ACADEMY

Anthony J. Colavita
   ATTORNEY-AT-LAW,
   ANTHONY J. COLAVITA, P.C.

James P. Conn
   FORMER MANAGING DIRECTOR AND
   CHIEF INVESTMENT OFFICER,
   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Vincent D. Enright
   FORMER SENIOR VICE PRESIDENT AND
   CHIEF FINANCIAL OFFICER,
   KEYSPAN ENERGY CORP.

Frank J. Fahrenkopf, Jr.
   PRESIDENT AND CHIEF EXECUTIVE OFFICER,
   AMERICAN GAMING ASSOCIATION

John D. Gabelli
   SENIOR VICE PRESIDENT,
   GABELLI & COMPANY, INC.

Robert J. Morrissey
   ATTORNEY-AT-LAW
   MORRISSEY, HAWKINS & LYNCH

Karl Otto Pohl
   FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
   CERTIFIED PUBLIC ACCOUNTANT,
   PROFESSOR EMERITUS, PACE UNIVERSITY

Salvatore J. Zizza
   CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.



OFFICERS

Bruce N. Alpert
   PRESIDENT

David I. Schachter
   VICE PRESIDENT & OMBUDSMAN

James E. McKee
   SECRETARY

INVESTMENT ADVISOR
Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1422

CUSTODIAN
Boston Safe Deposit and Trust Company

COUNSEL
Skadden, Arps, Slate, Meagher & Flom, LLP

TRANSFER AGENT AND REGISTRAR
EquiServe Trust Company

STOCK EXCHANGE LISTING
                                                   5.625%
                                   Common         Preferred
                                  --------        ---------
NYSE-Symbol:                         GUT           GUT PrA
Shares Outstanding:              22,906,232       1,200,000

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Specialized Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds."

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------------------------------
  For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: WWW.GABELLI.COM or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Utility Trust may, from time to time, purchase its shares in the open market when the Utility Trust shares are trading at a discount of 10% or more from the net asset value of the shares. The Utility Trust may also, from time to time, purchase shares of its 5.625% Series A Cumulative Preferred Shares in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

                            THE GABELLI UTILITY TRUST
                    ONE CORPORATE CENTER, RYE, NY 10580-1422


                        PHONE: 800-GABELLI (800-422-3554)
                   FAX: 914-921-5118 INTERNET: WWW.GABELLI.COM
                          E-MAIL: CLOSEDEND@GABELLI.COM

                                                                  GBFUF-AR-12/03

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) No response required.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by this Item 3.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) AUDIT FEES: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $54,481 in 2003 and $29,245 in 2002.

     (b) AUDIT-RELATED FEES: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $6,500 in 2003 and $0 in 2002.

         Audit-related fees represent services provided in the preparation of Preferred Shares Reports to Moody's.

     (c) TAX FEES: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,350 in 2003 and $2,250 in 2002.

         Tax fees represent tax compliance services provided in connection with the review of the Registrant's tax returns.

     (d) ALL OTHER FEES: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
         (c) of this Item are $0 for 2003 and $0 for 2002.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

              Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving
              (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to Gabelli and any affiliate of Gabelli that provides services to the registrant (a "Covered Services Provider") if the independent auditors' engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than Gabelli or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Gabelli and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or the Chairperson prior to the completion of the audit.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) 100%

                           (c) 100%

                           (d) N/A

         (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

         (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2003 and $0 in 2002.

         (h) The registrant's audit committee of the board of directors HAS considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
              (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                  GABELLI ASSET MANAGEMENT INC. AND AFFILIATES

--------------------------------------------------------------------------------


                   THE VOTING OF PROXIES ON BEHALF OF CLIENTS
--------------------------------------------------------------------------------

         Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

         These procedures will be used by GAMCO Investors, Inc., Gabelli Funds, LLC and Gabelli Advisers, Inc. (collectively, the "Advisers") to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client's proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.       PROXY VOTING COMMITTEE

     The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published by GAMCO Investors, Inc. in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee. As of June 30, 2003, the members are:

                  Bruce N. Alpert, Chief Operating Officer of Gabelli Funds, LLC

                  Ivan Arteaga, Research Analyst

                  Caesar M. P. Bryan, Portfolio Manager

                  Stephen DeTore, Deputy General Counsel

                  Joshua Fenton, Director of Research

                  Douglas R. Jamieson, Chief Operating Officer of GAMCO

                  James E. McKee, General Counsel

                  Karyn M. Nappi, Director of Proxy Voting Services

                  William S. Selby, Managing Director of GAMCO

                  Howard F. Ward, Portfolio Manager

                  Peter D. Zaglio, Senior Vice President

         Peter D. Zaglio currently chairs the Committee. In his absence, the Director of Research will chair the Committee. Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

         In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service ("ISS"), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is
(1) consistent with the recommendations of the issuer's Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

         All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

         For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Legal Department believes that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

         Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

         Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

         If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II. SOCIAL ISSUES AND OTHER CLIENT GUIDELINES

         If a client has provided special instructions relating to the voting of proxies, they should be noted in the client's account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers' policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III. CLIENT RETENTION OF VOTING RIGHTS

         If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

         - Operations

         - Legal Department

         - Proxy Department

         - Investment professional assigned to the account

         In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV. VOTING RECORDS

         The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers' staff may request proxy-voting records for use in presentations to current or prospective clients. Requests for proxy voting records should be made at least ten days prior to client meetings.

          If a client wishes to receive a proxy voting record on a quarterly, semi-annual or annual basis, please notify the Proxy Voting Department. The reports will be available for mailing approximately ten days after the quarter end of the period. First quarter reports may be delayed since the end of the quarter falls during the height of the proxy season.

         A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

                  [Adviser name]

                  Attn: Proxy Voting Department

                  One Corporate Center

                  Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V. VOTING PROCEDURES

1. Custodian banks, outside brokerage firms and Wexford Clearing Services Corporation are responsible for forwarding proxies directly to GAMCO.

Proxies are received in one of two forms:

o Shareholder Vote Authorization Forms (VAFs) - Issued by ADP. VAFs must be voted through the issuing institution causing a time lag. ADP is an outside service contracted by the various institutions to issue proxy materials.

o  Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

 3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Since January 1, 1992, records have been maintained on the Proxy Edge system. The system is backed up regularly. From 1990 through 1991, records were maintained on the PROXY VOTER system and in hardcopy format. Prior to 1990, records were maintained on diskette and in hardcopy format.

PROXY EDGE records include:

         Security Name and Cusip Number

         Date and Type of Meeting (Annual, Special, Contest)

         Client Name

         Adviser or Fund Account Number

         Directors' Recommendation

         How GAMCO voted for the client on each issue

         The rationale for the vote when it appropriate

Records prior to the institution of the PROXY EDGE system include:

         Security name

         Type of Meeting (Annual, Special, Contest)

         Date of Meeting

         Name of Custodian

         Name of Client

         Custodian Account Number

         Adviser or Fund Account Number

         Directors' recommendation

         How the Adviser voted for the client on each issue

         Date the proxy statement was received and by whom

         Name of person posting the vote

         Date and method by which the vote was cast

o From these records individual client proxy voting records are compiled. It is our policy to provide institutional clients with a proxy voting record during client reviews. In addition, we will supply a proxy voting record at the request of the client on a quarterly, semi-annual or annual basis.

5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by ADP are always sent directly to a specific individual at ADP.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

o VAFs can be faxed to ADP up until the time of the meeting. This is followed up by mailing the original form.

o When a solicitor has been retained, the solicitor is called. At the solicitor's direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a "legal proxy" is obtained in the following manner:

o  Banks and brokerage firms using the services at ADP:

   A call is placed to ADP requesting legal proxies. The VAFs are then sent overnight to ADP. ADP issues individual legal proxies and sends them back via overnight. A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using ADP may be implemented.

o  Banks and brokerage firms issuing proxies directly:

   The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

"REPRESENTATIVE OF [ADVISER NAME] WITH FULL POWER OF SUBSTITUTION."

b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

o A limited Power of Attorney appointing the attendee an Adviser representative.

o A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must "qualify" the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

o  A sample ERISA and Individual contract.

o  A sample of the annual authorization to vote proxies form.

o  A copy of our most recent Schedule 13D filing (if applicable).

                                   APPENDIX A

                                PROXY GUIDELINES








                        --------------------------------
                             PROXY VOTING GUIDELINES
                        --------------------------------

                            GENERAL POLICY STATEMENT

It is the policy of GABELLI ASSET MANAGEMENT INC. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither FOR nor AGAINST management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.


                               BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

o  Historical responsiveness to shareholders

     This may include such areas as:

     -Paying greenmail

     -Failure to adopt shareholder resolutions receiving a majority of shareholder votes

o  Qualifications

o  Nominating committee in place

o  Number of outside directors on the board

o  Attendance at meetings

o  Overall performance

                              SELECTION OF AUDITORS

In general, we support the Board of Directors' recommendation for auditors.



                           BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.



                                CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board's historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.



                        INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

o  Future use of additional shares

     -Stock split

     -Stock option or other executive compensation plan

     -Finance growth of company/strengthen balance sheet

     -Aid in restructuring

     -Improve credit rating

     -Implement a poison pill or other takeover defense



o Amount of stock currently authorized but not yet issued or reserved for stock option plans

o  Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.


                               CONFIDENTIAL BALLOT

We support the idea that a shareholder's identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.


                                CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

                     DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.


                            EQUAL ACCESS TO THE PROXY

The SEC's rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents' written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.


                              FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.


                                GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

NOTE: CONGRESS HAS IMPOSED A TAX ON ANY PARACHUTE THAT IS MORE THAN THREE TIMES THE EXECUTIVE'S AVERAGE ANNUAL COMPENSATION.


                            ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

               LIMIT SHAREHOLDERS' RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.


                CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger's effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.


                   MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.


                                 MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client's direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.


                                NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.


                       OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state's takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company's stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

o  State of Incorporation

o  Management history of responsiveness to shareholders

o  Other mitigating factors


                                   POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.


                                 REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

                               STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

o  Dilution of voting power or earnings per share by more than 10%

o  Kind of stock to be awarded, to whom, when and how much

o  Method of payment

o Amount of stock already authorized but not yet issued under existing stock option plans


                         SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals' approvals by a simple majority of the shares voting.


               LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.



ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not yet applicable.

ITEM 10. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 11. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) of the Investment Company Act of 1940, as amended, are attached hereto.

     (a)(3)   Not applicable.

     (b) Certifications pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                                The Gabelli Utility Trust
            --------------------------------------------------------------------

By (Signature and Title)*                   /s/ Bruce N. Alpert
                        --------------------------------------------------------
                                            Bruce N. Alpert, Principal Executive
                                            Officer


Date                                        March 9, 2004
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive
                           Officer and Principal Financial
                           Officer


Date                       March 9, 2004
     ---------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.